RESOLUTIONS OF
                        THE COMMITTEE OF
                    THE BOARD OF DIRECTORS OF
                     NATIONSBANK CORPORATION

                        December 20, 1994

            Authorization of Medium Term Note Program
                            Series C

     WHEREAS, by resolutions adopted by the Board of Directors (the "Board") of the Corporation at a meeting duly called and held on July 28, 1993, this Committee was appointed by the Board (the "Committee") in connection with the issuance of up to an aggregate principal amount of $4,000,000,000 of the Corporation's unsecured debt securities (either senior or subordinated and including medium-term notes), and shares of its preferred stock and shares of its common stock (collectively, the "Securities") to be offered on terms to be determined by the Committee; and

     WHEREAS, on August 2, 1993, the Corporation filed a Registration Statement on Form S-3, Registration No. 33-49881 (the "Registration Statement"), with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, with respect to the Securities which are to be offered on a delayed or continuous basis, which Registration Statement was declared effective on August 12, 1993; and

     WHEREAS, the Corporation previously has issued or designated for issue $3,000,000,000 aggregate principal amount of its unsecured debt securities pursuant to the Registration Statement, leaving $1,000,000,000 aggregate principal amount of Securities unissued and undesignated under the Registration Statement; and

     WHEREAS, no stop order suspending the effectiveness of the Registration Statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation; and

     WHEREAS, the Committee has determined that issuing additional debt securities on behalf of the Corporation through a medium-term note program utilizing unsecured senior and subordinated notes with varying maturities and interest rates is advisable and in the Corporation's best interests;

     NOW, THEREFORE, BE IT RESOLVED, that the Corporation hereby establishes and there is hereby authorized to be issued medium-term notes, which may be a series of senior debt securities, designated as the Senior Medium-Term Notes, Series C (the "Senior Medium-Term Notes") and a series of subordinated debt securities, designated as the Subordinated Medium-Term Notes, Series C (the "Subordinated Medium-Term Notes" and, together with the Senior Medium-Term Notes, the "Medium-Term Notes"), which Medium-Term Notes shall be subject to the terms and entitled to the benefits of the Indenture dated as of January 1, 1992 between the Corporation and BankAmerica National Trust Company (formerly BankAmerica Trust Company of New York), as trustee, (the Senior Trustee") as supplemented by the First Supplemental Indenture thereto dated as of July 1, 1993 between the Corporation and the Senior Trustee, in the case of Senior Medium-Term Notes, and the Indenture dated as of November 1, 1992 between the Corporation and The Bank of New York, as trustee, (the "Subordinated Trustee") as supplemented by the First Supplemental Indenture thereto dated as of July 1, 1993 between the Corporation and the Subordinated Trustee, in the case of Subordinated Medium-Term Notes which Medium-Term Notes shall be issued under the Registration Statement in an aggregate principal amount not in excess of $1,000,000,000;

     RESOLVED FURTHER, that the Chairman of the Board and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Associate General Counsel and the Secretary or any Assistant Secretary of the Corporation are hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the form of distribution agreement (the "Distribution Agreement"), dated as of December 20, 1994, among the Corporation and the Agents (as defined therein), in the form presented to the Committee and attached hereto as Exhibit A, relating, among other things, to the sale of the Medium-Term Notes and to the indemnification of and contribution to the Agents, with such changes as such officers may deem necessary or appropriate, the execution thereof being conclusive evidence of such approval;

     RESOLVED FURTHER, that each of the Chairman of the Board and Chief Executive Officer, the Chief Financial Officer or the Treasurer of the Corporation (each, an "Authorized Officer") hereby is authorized and empowered to determine from time to time the method and terms of the sale of any Medium-Term Notes, including but not limited to the selection of the persons, if any, to act as agent for the Corporation from time to time in connection with the sale of any Medium-Term Notes and the approval of administrative procedures relating to the issuance and transfer of such Medium-Term Notes;

     RESOLVED FURTHER, that each Authorized Officer hereby is authorized and empowered to determine all of the specific terms and provisions of any Medium-Term Notes to be sold by the Corporation from time to time and the conditions of the sale thereof, including but not limited to (i) the specified time or times of any offering of Medium-Term Notes, (ii) whether the Medium-Term Notes to be sold will be Senior Medium-Term Notes or Subordinated Medium-Term Notes,
(iii) the additional designation of such series of Medium-Term Notes, if any, (iv) the date or dates on which such Medium-Term Notes will be issued, (v) the date or dates on which such Medium-Term Notes will mature, (vi) the rate or rates per annum or the method for determining such rate or rates, if any, at which such Medium-Term Notes will bear interest (which may be fixed or floating), and the dates or dates from which such interest shall accrue, (vii) the times at which any such interest will be payable and the record date or dates for interest payable on any such date,
(viii) the denominations in which such Medium-Term Notes are authorized to be issued, if different from that specified herein,
(ix) any provisions relating to the mandatory redemption of such Medium-Term Notes by the Corporation or redemption of the Medium-Term Notes at the option of the holder, (x) whether such Medium-Term Notes will be original issue discount, (xi) any sinking fund to be provided in connection with such Medium-Term Notes, (xii) the place or places at which the Corporation will make payments of principal (and premium, if any) and interest, if any, and the method of such payment, (xv) the person or persons who, from time to time, will serve as paying agent, calculation agent, registrar or transfer agent with respect to such Medium-Term Notes, which may or may not be the same person and which may or may not maintain a place of business in the City of New York, (xvi) the method of and date for sale and delivery of such Medium-Term Notes, (xvii) whether such Medium-Term Notes will be sold to an agent as principal or through an agent as agent for the Corporation, or whether the Corporation will sell such Medium-Term Notes directly on its own behalf, (xviii) the fee or commission to be paid in connection with any such sale, (xix) the aggregate principal amount of such Medium-Term Notes which may be authenticated and delivered at any such time, and (xx) any other terms and provisions of the Medium-Term Notes;

     RESOLVED FURTHER, that the Medium-Term Notes shall be issued in registered form and, unless otherwise determined by an Authorized Officer, such Medium-Term Notes shall be issued in book-entry form, represented by one or more global notes registered in the name of The Depository Trust Company or its nominee, in denominations of $1,000 or any integral multiple thereof, and shall be dated the date of authentication; and the forms of registered Senior Medium-Term Notes and the forms of registered Subordinated Medium-Term Notes presented to this Committee and attached to the minutes hereof as Exhibit B and Exhibit C, respectively, together with such modifications as are appropriate to reflect the determinations of any Authorized Officer, are hereby in all respects approved;

     RESOLVED FURTHER, that the Administrative Procedures dated as of ODecember 20, 1994, attached hereto as Exhibit D, are hereby approved in all respects, and the proper officers of the Corporation are authorized and empowered to direct the issuance of Medium-Term Notes from time to time in accordance with such Procedures, as such Procedures may be revised from time to time with the approval of any Authorized Officer or Senior Vice President of the Corporation;

     RESOLVED FURTHER, that the Medium-Term Notes shall be executed in the name of and on behalf of the Corporation by the Chairman and Chief Executive Officer or any Vice President, the corporate seal thereon shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chairman and Chief Executive Officer, any Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the present or any future Chairman and Chief Executive Officer or Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Medium-Term Notes, cease to be such an officer prior to the issuance of such Medium-Term Notes, the Medium-Term Note so signed or bearing such facsimile signature shall, nevertheless, be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Hugh L. McColl, Jr., Chairman and Chief Executive Officer of the Corporation, and of James W. Kiser, Secretary of the Corporation, are hereby expressly approved and accepted;

     RESOLVED FURTHER, that pursuant to the provisions of the respective Indentures, each of the Chairman of the Board and Chief Executive Officer, the Chief Financial Officer, any Senior Vice President or any Associate General Counsel of the Corporation is hereby authorized and empowered to cause the Medium-Term Notes, upon execution thereof, to be delivered to the trustee under the applicable Indenture, or to any agent designated by such trustee, for authentication and delivery and to deliver to said trustee or agent thereof, as the case may be, the written order of the Corporation for the authentication and delivery of the Medium-Term Notes, if necessary;

     RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, NationsBank of Georgia, National Association hereby initially is appointed the agent for the Corporation for the registration, transfer, exchange and payment of the Medium-Term Notes (the "Paying Agent"), and authorized to be appointed by the Trustee as authenticating agent, and that the principal corporate trust office of said bank located at 600 Peachtree Street, Suite 900, Atlanta, Georgia 30308, hereby is designated, pursuant to the provisions of Section 4.02 of the respective Indentures, as the office or agency of the Corporation where the Medium-Term Notes may be presented for registration, transfer, exchange and payment, and the proper officers of the Corporation are hereby authorized and empowered to execute and deliver any documents required by the respective trustees under the Indentures, or by the Paying Agent, with respect to such appointment of NationsBank of Georgia, National Association, or any other person as any Authorized Officer shall determine, as Paying Agent for the Corporation;

     RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, NationsBank of Georgia, National Association initially is appointed agent for the calculation of interest with respect to the Medium-Term Notes as described in the Prospectus of the Corporation dated August 12, 1993 as supplemented by the Prospectus Supplement of the Corporation dated December 20, 1994, a copy of which is attached hereto as Exhibit E, and the proper officers of the Corporation are hereby authorized and empowered to execute and deliver any documents required by NationsBank of Georgia, National Association, with respect to such appointment, or by any other person who may so be appointed by an Authorized Officer;

     RESOLVED FURTHER, that whenever either of the respective trustees under the Indentures shall, in its agency capacity as trustee, deem it expedient, it may apply to counsel (which may be counsel for the Corporation) for advice or instructions, and, for its actions and good faith in such agency capacity, including but not limited to action in reliance on such advice or instructions or on advice of its own counsel, the Corporation shall fully protect and hold harmless that agent from and against any liability;

     RESOLVED FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.